Exhibit 10.1

WAIVER

As of October 4, 2006

CELLSTAR CORPORATION,
as Administrative Borrower
1730 Briercroft Court
Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of March 31, 2006, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (“Lenders”) and Wells Fargo Foothill, Inc., as Administrative Agent for the Lenders (the “Agent”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Borrowers have violated the terms and conditions of Section 7.1(e)(ii) of the Loan Agreement as a result of CellStar Mexico permitting the aggregate outstanding obligations under CellStar Mexico’s accounts receivable factoring facility to exceed $30,000,000 as of July 31, 2006 (and at certain other times prior to August 31, 2006) resulting in an Event of Default under Section 8.2 of the Loan Agreement (the “Specified Event of Default”).  As such, CellStar Corporation, as Administrative Borrower, has requested that the Agent and the Lenders waive the Specified Event of Default.

The Required Lenders and Agent hereby waive the Specified Event of Default and their rights and remedies under the Loan Agreement arising as a result of the Specified Event of Default; provided, however, that such waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lenders or Agent following the occurrence of any other failure to comply with Section 7.1(e)(ii) of the Loan Agreement, or the occurrence of any other Event of Default under the Loan Agreement.

Except as otherwise expressed herein, the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

This Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement.  Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Waiver shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Waiver shall be effective as of the date set forth above upon the execution hereof by the Agent, the Required Lenders and the Borrowers.

This Waiver shall constitute a Loan Document for all purposes.

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2

AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

	By:	/s/ Robert Bernier
		Name:	Robert Bernier
		Title:	VP

BANK OF AMERICA, N.A. (successor to Fleet Capital Corporation), as a Lender

	By:	/s/ H Michael Wills
		Name:	H Michael Wills
		Title:	Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

	By:	/s/ Textron Financial Corporation
		Name:	Stuart A. Hall
		Title:	Senior Account Executive

[SIGNATURE PAGE TO WAIVER LETTER]

Acknowledged and agreed to
as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

	By:	National Auto Center, Inc., its General Partner

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	President

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel